QUIT CLAIM DEED

THIS INDENTURE, Made the 5th day of February in the year of our Lord two thousand and four between Feltsen Partners LLC, a Pennsylvania limited liability corporation mailing address of P.O. Box 1686, Westhampton Beach, NY 11978, hereinafter referred to as the party of the FIRST PART, and Sparta Holding Corp., located at 45 Church Street, Freeport, NY 11520, hereinafter referred to as the party of the SECOND PART.

WITNESSETH: That the said party of the FIRST PART for and in consideration of the sum of ONE AND NO/100 ------ Dollars, ($1.00) to it in hand paid by the said party of the SECOND PART receipt of which is hereby acknowledged; does hereby convey, remise, release, and forever quitclaim unto the party of Second Part, and to his heirs, and assigns, all right, title and interest in certain properties referred to as mining claims, which properties are under the jurisdiction of the United States Department of the Interior, Bureau of Land Management granting certain rights to explore for minerals under the supervision and regulations of federal, state and local governments authority and are subject to the terms and conditions of a certain Option To Lease Or Purchase Agreement With Exploration Rights dated November 26th, 1993, situated in the County of Greenlee, and the State of Arizona, to-wit:

                        Location: TI IS R31E & 32E

                        Name Of Claim                B.L.M. Record Number
                        -------------                --------------------

                        Gloria No.  6                      AMC 28816
                        Gloria No.  8                      AMC 28818
                        Gloria No. 12                      AMC 28822
                        Gloria No. 28                      AMC 28838
                        Gloria No. 29                      AMC 28839
                        Gloria No. 30                      AMC 28840
                        Gloria No. 61                      AMC 28865
                        Gloria No. 62                      AMC 28866

Together with all tenements, hereditaments, and appurtenances thereto belonging, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and also all the estate, right, title, interest property, possession, claim, and demand whatsoever as well in law as in equity, of the said party of the FIRST PART, of, in or to the said premises and every part and parcel thereof TO HAVE AND TO HOLD, all and singular the said premises, with the appurtenances unto the said party of the SECOND PART his heirs and assigns forever.

IN WITNESS WHEREOF, the said party of the FIRST PART has unto set its hand and seal the day and year first above written.

Signed, Sealed and Delivered in the Presence of: Feltsen Partners LLC


                                By: /s/ Fred Schmid                   (Seal)
                                    ----------------------------------
                                    Fred Schmid      Managing Director

STATE OF NEW YORK )
                  ) ss
County of Suffolk )

      On this 5th day of February, two thousand and four (2004) personally appeared before me Fred Schmid, known to me to be the person described in and who executed the within and foregoing instrument, and acknowledged to me that he signed the same as his free and voluntary act and deed, for the uses and purposes herein mentioned. Given under my hand and official seal the 5th day of February, 2004.

                                  /s/ Karena Calabro
                                  ----------------------------------------------
                                  Notary Public in and for the State of New York

                                  Residing in
                                              ----------------------------------

                                  My commission expires
                                                       -------------------------

                KARENA CALBRO
NOTARY PUBLIC [ILLEGIBLE] State of New York
       No. [ILLEGIBLE] Suffolk County
       Commission Expires June 1, 2007